Exhibit 10.2
INVESTOR RIGHTS AGREEMENT
between
FORUM ENERGY TECHNOLOGIES, INC.
and
VARIPERM ENERGY SERVICES PARTNERSHIP
Dated as of January 4, 2024

TABLE OF CONTENTS

2

INVESTOR RIGHTS AGREEMENT
This INVESTOR RIGHTS AGREEMENT (as amended, supplemented or modified from time to time, this “Agreement”), is made as of January 4, 2024 by and among Forum Energy Technologies, Inc., a Delaware corporation (the “Company”), and the Stockholders party hereto.
RECITALS
WHEREAS, pursuant to that certain Stock Purchase Agreement, dated of even date herewith, by and among Variperm Holdings Ltd., an Alberta corporation, the Company and the other parties thereto (the “Stock Purchase Agreement”), as partial consideration for the transactions contemplated therein, the Company is issuing shares of Common Stock (as defined herein) to the Stockholders (the “Shares”); and
WHEREAS, the Stock Purchase Agreement contemplates the execution and delivery of this Agreement by the Company and the Stockholders concurrently with the completion of the transactions under the Stock Purchase Agreement;
NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:
Article 1

DEFINITIONS
Section 1.1Definitions. The terms set forth below are used herein as so defined:
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.
“Agreement” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.
“Beneficial Ownership”, “Beneficial Owner” and “Beneficially Own”, with respect to any security, means ownership by any Person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares (i) voting power which includes the power to vote, or to direct the voting of, such security; and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security; and shall otherwise be interpreted in accordance with the term “beneficial ownership” as defined in Rule 13d-3 adopted by the Commission under the Exchange Act.
“Board” means the board of directors of the Company or a duly authorized committee thereof.
“Business Day” means any day other than a Saturday, Sunday, or a day on which all banking institutions in Calgary, Alberta or Houston, Texas are authorized or obligated by Law or executive order to close.

“Chosen Courts” has the meaning specified therefor in Section 6.8.
“Closing Date” has the meaning specified in the Stock Purchase Agreement.
“Commission” means the United States Securities and Exchange Commission.
“Common Stock” means the common stock, par value $0.01 per share, of the Company.
“Company” has the meaning specified therefor in the introductory paragraph of this Agreement.
“Company Transaction Proposal” has the meaning specified therefor in Section 4.2(b).
“Court of Chancery” has the meaning specified therefor in Section 6.8.
“Delaware Federal Court” has the meaning specified therefor in Section 6.8.
“Effective Date” means the date of effectiveness of a Shelf Registration Statement filed pursuant to Section 2.1(a).
“Effectiveness Period” has the meaning specified therefor in Section 2.1(a).
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Existing Registration Rights Agreements” has the meaning specified therefor in Section 6.2.
“Existing RRA Stockholders” has the meaning specified therefor in Section 2.2(b).
“Family Group” means, with respect to any natural person: (i) any lineal descendant or ancestor or sibling (in each case, by birth or adoption) of such natural person or of such natural person’s spouse; (ii) any spouse of such natural person or of any of the Persons described in the immediately preceding clause (i); and (iii) any trust or other bona fide estate-planning vehicle, the only beneficiaries of which are such natural person and any of the foregoing Persons described in the immediately preceding clauses (i) and (ii).
“Financial Counterparty” has the meaning set forth in Section 2.3(n).
“Governmental Body” has the meaning set forth in the Stock Purchase Agreement.
“Group” means “group” as such term is used under Rule 13d-5(b) under the Exchange Act.
“Included Registrable Securities” has the meaning specified therefor in Section 2.2(a).
“Law” has the meaning set forth in the Stock Purchase Agreement.
“Losses” has the meaning specified therefor in Section 2.7(a).
“Lockup Period” has the meaning specified therefor in Section 3.1.
“Legend Removal Documents” has the meaning specified therefor in Section 2.10.

“Managing Underwriter” means, with respect to any Underwritten Offering, the book running lead manager of such Underwritten Offering.
“NYSE” means the New York Stock Exchange.
“Opt-Out Stockholder” has the meaning specified therefor in Section 2.2(a).
“Other Stockholder” has the meaning specified therefor in Section 2.2(b).
“Permitted Transfer” means any Transfer to a Permitted Transferee in accordance with Article 3 hereof.
“Permitted Transferee” means (i) any Affiliate of a Stockholder (other than any portfolio companies of any such Stockholder), (ii) with respect to any Stockholder, the direct or indirect partners, shareholders, members or other holders of other equity interests of such Stockholder (including, for the avoidance of doubt, SCF and any member of the SCF Stockholder) and (iii) to any other Stockholder or Affiliate thereof, provided that in each case, such transferee has agreed in writing, in form and substance reasonably satisfactory to the Company, to be bound as a Stockholder by the provisions of this Agreement applicable to such transferee based on the terms of this Agreement to the same extent, and in the same capacity, as such applicable provisions had bound the transferring Stockholder.
“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Body.
“Piggyback Opt-Out Notice” has the meaning specified therefor in Section 2.2(a).
“Piggyback Registration” has the meaning specified therefor in Section 2.2(a).
“Piggyback Request” has the meaning specified therefor in Section 2.2(a).
“Registrable Securities” means (a) the Shares and (b) any shares of Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a Stockholder whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected).
“Registration Expenses” has the meaning specified therefor in Section 2.6(a).
“Requesting Stockholder” has the meaning specified therefor in Section 2.2(a).
“Resale Opt-Out Notice” has the meaning specified therefor in Section 2.1(b).
“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act.
“SCF” means the SCF Stockholder and the funds and similar entities controlled by SCF Partners, Inc., including in each case the directors and executive officers thereof, but excluding any portfolio companies of SCF Partners, Inc. and any directors and executive officers thereof.

“SCF Stockholder” means Variperm Energy Services Partnership.
“Securities Act” means the Securities Act of 1933, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder.
“Selling Expenses” has the meaning specified therefor in Section 2.6(a).
“Selling Stockholder” means a Stockholder who is selling Registrable Securities pursuant to a registration statement.
“Shares” has the meaning specified therefor in the Recitals of this Agreement.
“Shelf Registration Statement” has the meaning specified therefor in Section 2.1(a).
“Standstill Stockholder” means any Stockholder Beneficially Owning 5.0% or more of the outstanding Common Stock; provided, however, any Stockholder shall cease to be a Standstill Stockholder at the earlier of (1) the time when such Standstill Stockholder Beneficially Owns less than 5.0% of the outstanding Common Stock or (2) two years from the date of this Agreement.
“Stockholder” means the record holder of any Registrable Securities, including, for the avoidance of doubt, Permitted Transferees.
“Stockholder Change of Control” shall mean the occurrence of any of the following events: (i) any Stockholder and its Affiliates become the Beneficial Owners of more than 50% of the outstanding Common Stock; (ii) a merger or consolidation of the Company with or into another Person or the merger or consolidation of another Person into the Company, as a result of which transaction or series of related transactions any Stockholder and its Affiliates become the Beneficial Owners of more than 50% of the Common Stock outstanding immediately after such transaction or transactions; or (iii) the consummation of the sale, transfer, lease or other disposition (but not including a transfer, lease or other disposition by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company and its Subsidiaries to any Stockholder or its Affiliates.
“Subsidiary” means, with respect to any Person, any corporation of which a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person or a combination thereof, or any partnership, association or other business entity of which a majority of the partnership or other similar ownership interest is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person or a combination thereof. For purposes of this definition, a Person is deemed to have a majority ownership interest in a partnership, association or other business entity if such Person is allocated a majority of the gains or losses of such partnership, association or other business entity or is or controls the managing director or general partner of such partnership, association or other business entity.
“Transfer” means any direct or indirect sale, transfer, assignment, distribution, exchange, pledge, encumbrance, appointment or other disposition (whether with or without consideration and whether voluntary, involuntary or by operation of law, including to the Company or any of its Subsidiaries) of any Shares or any interest therein (including any option to buy or sell), including any transaction the intent or effect of which is to reduce the risk of owning Shares (including, for example, engaging in a put, call, short-sale, straddle or similar market transaction with respect to any Shares or any interest therein).

“2024 Annual Meeting” has the meaning specified therefor in Section 4.3(a).
“Underwritten Offering” means an offering (including an offering pursuant to a Shelf Registration Statement) in which Common Stock is sold to an underwriter on a firm commitment basis for reoffering to the public or an offering that is a “bought deal” with one or more investment banks. For the avoidance of doubt, any offering or sale of Common Stock by the Company pursuant to an “at-the-market” offering as defined in Rule 415(a)(4) of the Securities Act shall not be considered an Underwritten Offering hereunder.
“Voting Securities” has the meaning specified therefor in Section 4.3(a).
“WKSI” means a well-known seasoned issuer (as defined in the rules and regulations of the Commission).
Section 1.2Registrable Securities. Any Registrable Security will cease to be a Registrable Security at the earliest of the following: (a) when a registration statement covering such Registrable Security has become or been declared effective by the Commission and such Registrable Security has been sold or disposed of pursuant to such effective registration statement; (b) when such Registrable Security has been disposed of pursuant to any section of Rule 144 (or any similar provision then in force) and the transferee does not receive “restricted securities” as defined in Rule 144; (c) when such Registrable Security is held by the Company or one of its subsidiaries; (d) when such Registrable Security has been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities; and (e) as to Registrable Securities Beneficially Owned by a Stockholder, the date on which such Stockholder owns less than 2.0% of the outstanding Common Stock, and such Stockholder may dispose of all Registrable Securities then owned by such Stockholder, free of restrictions, pursuant to any section of Rule 144 (or any successor rule) under the Securities Act.
Article 2

REGISTRATION RIGHTS
Section 1.1Shelf Registration.
(a)Shelf Registration. As promptly as reasonably practicable to facilitate effectiveness on or before the end of the Lockup Period, but in any event within 90 days following the Closing Date, the Company shall use its commercially reasonable efforts to prepare and file a registration statement on Form S-3 (or any successor form or other appropriate form under the Securities Act) or, if the Company is not then permitted to file a registration statement on Form S-3, a registration statement on Form S-1 (or any successor form or other appropriate form under the Securities Act), in each case for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any successor rule thereto) (the “Shelf Registration Statement”) covering the Registrable Securities. The Company shall use its commercially reasonable efforts to cause such Shelf Registration Statement to become effective as promptly as practicable after the date of filing of such Shelf Registration Statement but shall in no event be required to cause such Shelf Registration Statement to become effective prior to the date that is five Business Days prior to the end of the Lockup Period. The Company will use its commercially reasonable efforts to cause such Shelf Registration Statement filed pursuant to this Section 2.1(a) to be continuously effective under the Securities Act until the earliest of (i) all Registrable Securities covered by the Shelf Registration Statement have been distributed in the manner set forth and as contemplated in such Shelf Registration Statement, (ii) there are no longer any Registrable Securities outstanding or (iii) five years from the Effective Date (the “Effectiveness Period”). A Shelf Registration Statement filed pursuant to this Section 2.1(a) shall be on such appropriate registration form of the Commission as shall be selected by the Company; provided, however, that if the Company is a WKSI at the time a Shelf Registration Statement is required to be filed hereunder, such Shelf Registration Statement shall be filed as an Automatic Shelf Registration Statement. A Shelf Registration Statement when declared effective (including the documents incorporated therein by reference) will comply as to form in all material respects with all applicable requirements of the Securities Act and the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (and, in the case of any prospectus contained in such Shelf Registration Statement, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading). As soon as practicable following the date that a Shelf Registration Statement filed pursuant to this Section 2.1(a) becomes effective, but in any event within one Business Day of such date, the Company shall provide the Stockholders with written notice of the effectiveness of a Shelf Registration Statement; provided that no such notice shall be required if such Shelf Registration Statement is an Automatic Shelf Registration Statement.
(b)Resale Registration Opt-Out. Any Stockholder may deliver advance written notice (a “Resale Opt-Out Notice”) to the Company requesting that such Stockholder not be included in a Shelf Registration Statement filed pursuant to Section 2.1(a). Following receipt of a Resale Opt-Out Notice from a Stockholder, the Company shall not be required to include the Registrable Securities of such Stockholder in such Shelf Registration Statement.
(c)Delay Rights. Notwithstanding anything to the contrary contained herein, the Company may delay the filing of a Shelf Registration Statement required by Section 2.1(a) and may, upon written notice to any Selling Stockholder whose Registrable Securities are included in the Shelf Registration Statement, suspend such Selling Stockholder’s use of any prospectus which is a part of the Shelf Registration Statement (in which event the Selling Stockholder shall discontinue sales of the Registrable Securities pursuant to the Shelf Registration Statement), in each case, for a reasonable period of time not in excess of 45 days, if the Board determines that such suspension is in the best interest of the Company and its stockholders generally due to (i) a pending or proposed acquisition, merger, reorganization, disposition or other similar transaction and the Board determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially and adversely affected by any required disclosure of such transaction in the Shelf Registration Statement or any related prospectus supplement or (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Board, would materially and adversely affect the Company; provided, however, that in no event shall the Selling Stockholders be suspended from selling Registrable Securities pursuant to the Shelf Registration Statement for a period that exceeds an aggregate of 90 days in any 12 month period (provided, further, that in no event shall a second delay or suspension hereunder be permitted prior to the effectiveness of the Shelf Registration Statement contemplated by Section 2.1(a)). Upon disclosure of such information or the termination of the condition described above, the Company shall provide prompt notice to the Selling Stockholders whose Registrable Securities are included in the Shelf Registration Statement, and shall promptly terminate any suspension of sales it has put into effect and shall take such other actions necessary or appropriate to permit registered sales of Registrable Securities as contemplated in this Agreement.
Section 1.2Piggyback Registration.
(a)Participation. If the Company proposes to file (A) a registration statement under the Securities Act providing for the public offering of Common Stock, for its own account or for the account of a selling stockholder, for sale to the public in an Underwritten Offering, excluding a registration statement on Form S-4 or Form S-8 promulgated under the Securities

Act (or any successor forms thereto), a registration statement for the sale of Common Stock issued upon conversion of debt securities or any other form not available for registering the Registrable Securities for sale to the public, or (B) a prospectus supplement to an effective Shelf Registration Statement, so long as the Company is a WKSI at such time or, whether or not the Company is a WKSI, so long as the Registrable Securities were previously included in a Shelf Registration Statement, then, in each case with respect to an Underwritten Offering of Common Stock, the Company will notify each Stockholder of the proposed filing and afford each Stockholder an opportunity to include in such Underwritten Offering all or any part of the Registrable Securities then held by such Stockholder (the “Included Registrable Securities”) that may properly be offered on such registration statement (a “Piggyback Registration”). Each Stockholder of Registrable Securities agrees that the fact that such a notice has been delivered may constitute material non-public information and such Stockholder agrees not to disclose that such notice has been delivered until the earlier of (i) the date that the applicable registration statement or prospectus supplement has been filed with the Commission and (ii) 20 days after the date of such notice. Each Stockholder desiring to include in such Piggyback Registration all or part of such Registrable Securities held by such Stockholder that may be included in such Piggyback Registration shall, within three Business Days after receipt of the above-described notice from the Company in the case of a filing of a registration statement and within two Business Days after the day of receipt of the above-described notice from the Company in the case of a filing of a prospectus supplement to an effective Shelf Registration Statement with respect to a Piggyback Registration, so notify the Company in writing, and in such notice shall inform the Company of the number of shares of Registrable Securities such Stockholder wishes to include in such Piggyback Registration and provide the Company with such information with respect to such Stockholder as shall be reasonably necessary in order to assure compliance with federal and applicable state securities Laws (each such notice, a “Piggyback Request,” and each Stockholder who delivered a Piggyback Request, a “Requesting Stockholder”). If no Piggyback Request is received by the Company within the time period specified in this Section 2.2(a), such Stockholder shall have no further right to participate in such Piggyback Registration. For the avoidance of doubt, the Company shall not be required to register any Registrable Securities upon the request of any Stockholder pursuant to a Piggyback Registration, or to permit the related prospectus or prospectus supplement to be used, in connection with any offering or transfer of Registrable Securities by a Stockholder other than pursuant to an Underwritten Offering. If, at any time after giving written notice of its intention to undertake an Underwritten Offering and prior to the closing of such Underwritten Offering, the Company shall determine for any reason not to undertake or to delay such Underwritten Offering, the Company may, at its election, give written notice of such determination to the Selling Stockholders and (x) in the case of a determination not to undertake such Underwritten Offering, shall be relieved of its obligation to sell any Included Registrable Securities in connection with such terminated Underwritten Offering, and (y) in the case of a determination to delay such Underwritten Offering, shall be permitted to delay offering any Included Registrable Securities for the same period as the delay in the Underwritten Offering. Any Stockholder may deliver written notice (a “Piggyback Opt-Out Notice”, and each such Stockholder that has delivered and not revoked a Piggyback Opt-Out Notice, an “Opt-Out Stockholder”) to the Company requesting that such Opt-Out Stockholder not receive notice from the Company of any proposed Underwritten Offering; provided, however, that such Opt-Out Stockholder may later revoke any such Piggyback Opt-Out Notice in writing. Following receipt of a Piggyback Opt-Out Notice from an Opt-Out Stockholder (unless subsequently revoked), the Company shall not be required to deliver any notice to such Opt-Out Stockholder pursuant to this Section 2.2(a) and such Opt-Out Stockholder shall no longer be entitled to participate in Underwritten Offerings by the Company pursuant to this Section 2.2(a).
(b)Priority of Piggyback Registration. If the Managing Underwriter or Underwriters of any proposed Underwritten Offering of shares of Common Stock included in a Piggyback Registration advise the Company that the total shares of Common Stock which the

Selling Stockholders and any other Persons intend to include in such offering exceeds the number which can be sold in such offering without being likely to have an adverse effect on the price, timing or distribution of Common Stock offered or the market for the Common Stock, then the Common Stock to be included in such Underwritten Offering shall include the number of shares of Common Stock that such Managing Underwriter or Underwriters advise the Company can be sold without having such adverse effect, with such number to be allocated, (1) in Underwritten Offerings initiated by the Company, (i) first, to the Company; (ii) second, to the Persons who have been granted registration rights pursuant to the Existing Registration Rights Agreements (the “Existing RRA Stockholders”) who have requested participation in such Piggyback Registration; and (iii) third, pro rata among the Selling Stockholders and any other Persons who are granted parity registration rights on or after the date of this Agreement (the “Other Stockholders”) who have requested participation in such Piggyback Registration (based, for each such Selling Stockholder or Other Stockholder, on the percentage derived by dividing (A) the number of shares of Common Stock proposed to be sold by such Selling Stockholder or such Other Stockholder in such offering; by (B) the aggregate number of shares of Common Stock proposed to be sold by all Selling Stockholders and all Other Stockholders in the Piggyback Registration), and (2) in Underwritten Offerings initiated by an Existing RRA Stockholder or an Other Stockholder, (i) first, to such selling Existing RRA Stockholder or Other Stockholder; (ii) second, to the other Existing RRA Stockholders who have requested participation in such Piggyback Registration; (iii) third, pro rata among the Selling Stockholders and Other Stockholders not included in the preceding clause who have requested participation in such Piggyback Registration; and (iii) fourth, the Company (based, for each such Selling Stockholder or Other Stockholder, on the percentage derived by dividing (A) the number of shares of Common Stock proposed to be sold by such Selling Stockholder or such Other Stockholder in such offering; by (B) the aggregate number of shares of Common Stock proposed to be sold by all Selling Stockholders and all Other Stockholders in the Piggyback Registration).
(c)General Procedures. In connection with any Underwritten Offering, the Company shall be entitled to select the Managing Underwriter or Underwriters, provided, however, that each such Managing Underwriter or Underwriters are reasonably acceptable to the Selling Stockholders holding at least a majority of the Registrable Securities proposed to be included in such Underwritten Offering. In connection with an Underwritten Offering contemplated by this Agreement in which a Selling Stockholder participates, each Selling Stockholder shall be obligated to enter into an underwriting agreement with the Managing Underwriter or Underwriters which contains such representations, covenants, indemnities and other rights and obligations as are customary in underwriting agreements for firm commitment offerings of equity securities. No Selling Stockholder may participate in such Underwritten Offering unless such Selling Stockholder agrees to sell its Registrable Securities on the basis provided in such underwriting agreement and completes and executes all questionnaires, powers of attorney, indemnities and other documents reasonably required under the terms of such underwriting agreement. No Selling Stockholder shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such Selling Stockholder and its ownership of the securities being registered on its behalf and its intended method of distribution and any other representation required by Law. If any Selling Stockholder disapproves of the terms of an Underwritten Offering, such Selling Stockholder may elect to withdraw therefrom by notice to the Company and the Managing Underwriter; provided, however, that such withdrawal must be made at least one Business Day prior to the time of pricing of such Underwritten Offering to be effective if (i) the Company has provided to such Selling Stockholder at least one Business Day prior to such time of pricing a minimum price to the public at or above which the Company would agree to sell in such Underwritten Offering, and (ii) the price to the public in such Underwritten Offering meets or exceeds such minimum price. No such withdrawal or abandonment shall affect the Company’s obligation to pay Registration Expenses.

Section 1.3Sale Procedures. In connection with its obligations under this Article 2, the Company will, as promptly as practicable:
(a)promptly notify the Stockholders of the time when a prospectus supplement to any prospectus forming a part of a Registration Statement has been filed;
(b)subject to Section 2.1(c), prepare and file with the Commission such amendments and supplements to the Shelf Registration Statement and the prospectus used in connection therewith as may be necessary to keep a Shelf Registration Statement effective for the Effectiveness Period and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by a Shelf Registration Statement;
(c)furnish to each Selling Stockholder (i) as far in advance as reasonably practicable before filing a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplement or amendment thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), upon request, copies of reasonably complete drafts of all such documents proposed to be filed (excluding exhibits and any document incorporated by reference therein), and provide each such Selling Stockholder the opportunity to object to any information pertaining to such Selling Stockholder and its plan of distribution that is contained therein and make the corrections reasonably requested by such Selling Stockholder with respect to such information prior to filing such Shelf Registration Statement or such other registration statement and the prospectus included therein or any such supplement or amendment thereto, and (ii) such number of copies of such Shelf Registration Statement or such other registration statement and the prospectus included therein and any such supplements and amendments thereto as such Persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities covered by such Shelf Registration Statement or any other registration statement;
(d)if applicable, use its commercially reasonable efforts to register or qualify the Registrable Securities covered by a Shelf Registration Statement or any other registration statement contemplated by this Agreement under the securities or blue sky laws of such jurisdictions as the Selling Stockholders shall reasonably request, provided that the Company will not be required to qualify generally to transact business in any jurisdiction where it is not then required to so qualify or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;
(e)promptly notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the filing of a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any prospectus included therein or any amendment or supplement thereto (other than any amendment or supplement resulting from the filing of a document incorporated by reference therein), and, with respect to such Shelf Registration Statement or any other registration statement or any post-effective amendment thereto, in each case other than an Automatic Shelf Registration Statement, when the same has become effective; and (ii) the receipt of any written comments from the Commission with respect to any filing referred to in clause (i) and any written request by the Commission for amendments or supplements to such Shelf Registration Statement or any other registration statement or any prospectus or prospectus supplement thereto;
(f)immediately notify each Selling Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the happening of any event as a result of which the prospectus contained in a Shelf Registration Statement or any other registration statement contemplated by this Agreement or any supplemental amendment thereto, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (ii) the issuance or threat of issuance by the Commission of any stop order suspending the effectiveness of such Shelf Registration Statement or any other registration statement contemplated by this Agreement, or the initiation of any proceedings for that purpose; or (iii) the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction. Following the provision of such notice but subject to Section 2.1(c), the Company agrees to as promptly as practicable amend or supplement the prospectus or prospectus supplement or take other appropriate action so that the prospectus or prospectus supplement does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to take such other action as is necessary to remove a stop order, suspension, threat thereof or proceedings related thereto;
(g)otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the Effective Date of such registration statement, which earnings statement shall satisfy the provisions of Section l1(a) of the Securities Act and Rule 158 promulgated thereunder;
(h)make available to the appropriate representatives of the Selling Stockholders access to such information and the Company personnel as is reasonable and customary to enable such parties and their representatives to establish a due diligence defense under the Securities Act; provided that the Company need not disclose any non-public information to any such representative unless and until the Selling Stockholders and such representatives have entered into a confidentiality agreement with the Company;
(i)use all commercially reasonable efforts to procure customary legal opinions and auditor “comfort” letters in connection with the sale of Registrable Securities by any Selling Stockholder utilizing the Shelf Registration Statement;
(j) cause all such Registrable Securities registered pursuant to this Agreement to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;
(k)use its commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Stockholders to consummate the disposition of such Registrable Securities;
(l)provide a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the Effective Date;
(m)if reasonably requested by a Selling Stockholder, (i) incorporate in a prospectus supplement or post-effective amendment such information as such Selling Stockholder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities by such Selling Stockholder, including information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; and (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(n)in connection with any transaction or series of anticipated transactions (i) effected pursuant to the Shelf Registration Statement, (ii) with reasonably anticipated gross proceeds in excess of $12.5 million or involving Registrable Securities having a fair market value in excess of $12.5 million and (iii) involving a broker, agent, counterparty, underwriter, bank or other financial institution (“Financial Counterparty”), to the extent reasonably requested by the Financial Counterparty in order to engage in the proposed transaction, the Company will use its commercially reasonable efforts to cooperate with the Selling Stockholders to allow the Financial Counterparty to conduct customary “underwriter’s due diligence” with respect to the Company; and
(o)use its commercially reasonable efforts to take such other actions as are reasonably necessary in order to effect the registration of and facilitate the disposition of such Registrable Securities.
Each Selling Stockholder, upon receipt of notice from the Company of the happening of any event of the kind described in subsection (f) of this Section 2.3, shall forthwith discontinue disposition of the Registrable Securities until such Selling Stockholder’s receipt of the copies of the supplemented or amended prospectus contemplated by subsection (f) of this Section 2.3 or until it is advised in writing by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings incorporated by reference in the prospectus, and, if so directed by the Company, such Selling Stockholder will deliver to the Company (at the Company’s expense) all copies in its possession or control, other than permanent file copies then in such Selling Stockholder’s possession, of the prospectus and any prospectus supplement covering such Registrable Securities current at the time of receipt of such notice, provided, however, that any amount of time the Selling Stockholders are required to discontinue disposition of such securities shall reduce by an equal amount of time the length of any delay the Company would otherwise be permitted to effect pursuant to Section 2.1(c).
Section 1.4Cooperation by Stockholders. The Company shall have no obligation to include Registrable Securities of a Stockholder in the Shelf Registration Statement or in an Underwritten Offering under Article 2 of this Agreement if such Selling Stockholder has failed to timely furnish such information which, in the opinion of counsel to the Company, is reasonably required in order for the registration statement or prospectus supplement, as applicable, to comply with the Securities Act.
Section 1.5Restrictions on Public Sale by Stockholders of Registrable Securities. Regardless of whether a Stockholder elects to include shares of Common Stock that constitute Registrable Securities in an Underwritten Offering, each Stockholder of Registrable Securities hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including any short sale or hedging or similar transaction with the same economic effect as a sale), grant any option or otherwise transfer or dispose of any Registrable Securities or other securities of the Company or any securities convertible into or exchangeable or exercisable for Common Stock of the Company then owned by such Stockholder during the period beginning on the date of “pricing” of such offering and continuing for a period not to exceed 60 days following the effective date of a registration statement for an Underwritten Offering or the date of a prospectus supplement filed with the Commission with respect to the pricing of an Underwritten Offering, other than the sale or distribution of shares of Common Stock that constitute Registrable Securities in such Underwritten Offering; provided, however, that such period shall in no event be longer than the duration of the shortest restriction generally imposed on the Company or on the officers or directors or any other Stockholder on whom such a restriction is imposed; provided, further that this Section 2.5 shall not apply to any Stockholder that Beneficially Owns less than 5.0 % of the Company’s outstanding Common Stock, or to any Opt-Out Stockholder. In order to enforce the foregoing covenant, the Company shall have the right to impose stop transfer instructions with respect to the Registrable Securities and such other securities of each Stockholder (and the securities of every other Person subject to the foregoing restriction) until the end of such period.
Section 1.6Expenses.
(a)Certain Definitions. “Registration Expenses” means all expenses incident to the Company’s performance under or compliance with this Agreement to effect the registration of Registrable Securities in a Shelf Registration Statement pursuant to Section 2.1 or a Piggyback Registration pursuant to Section 2.2, and the disposition of such securities, including, without limitation, all registration, filing, securities exchange listing and NYSE fees, all registration, filing, qualification and other fees and expenses of complying with securities or blue sky laws, fees of the Financial Industry Regulatory Authority, including, transfer taxes and fees of transfer agents and registrars, all word processing, duplicating and printing expenses, and fees and disbursements of counsel and independent public accountants for the Company, including the expenses of any special audits or “cold comfort” letters required by or incident to such performance and compliance. Except as otherwise provided in Section 2.7, the Company shall not be responsible for legal fees incurred by Stockholders in connection with the exercise of such Stockholders’ rights hereunder. In addition, the Company shall not be responsible for any “Selling Expenses,” which means all underwriting fees, discounts and selling commissions and transfer taxes allocable to the sale of the Registrable Securities.
(b)Expenses. The Company will pay all reasonable Registration Expenses in connection with a Shelf Registration Statement or a Piggyback Registration, whether or not any sale is made pursuant to such Shelf Registration Statement or Piggyback Registration. Each Selling Stockholder shall pay all Selling Expenses in connection with any sale of its Registrable Securities hereunder.
Section 1.7Indemnification.
(a)By the Company. In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder thereunder, its directors, officers, employees, agents and managers, and each Person, if any, who controls such Selling Stockholder within the meaning of the Securities Act and the Exchange Act, and its directors, officers, employees, agents and managers, against any losses, claims, damages, expenses or liabilities (including reasonable attorneys’ fees and expenses) (collectively, “Losses”), joint or several, to which such Selling Stockholder or controlling Person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact (in the case of any prospectus contained in such Shelf Registration Statement, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading) contained in the Shelf Registration Statement or any other registration statement contemplated by this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus contained in such Shelf Registration Statement, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading) not misleading, and will reimburse each such Selling Stockholder, its directors and officers and each such controlling Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss or actions or proceedings; provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Selling Stockholder or such controlling Person in writing expressly for inclusion in the Shelf Registration Statement or such other registration statement, or prospectus supplement, as applicable.
(b)By Each Selling Stockholder. Each Selling Stockholder agrees to, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, employees and agents and each Person, if any, who controls the Company within the meaning of the Securities Act or of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Selling Stockholders, but only with respect to information regarding such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for inclusion in the Shelf Registration Statement or prospectus supplement relating to the Registrable Securities, or any amendment or supplement thereto.
(c)Notice. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 2.7(c)except to the extent that the indemnifying party is materially prejudiced by such failure. In any action brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof. The indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 2.7(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, (i) if the indemnifying party has failed to assume the defense and employ counsel or (ii) if the defendants in any such action include both the indemnified party and the indemnifying party and counsel to the indemnified party shall have concluded that there may be reasonable defenses available to the indemnified party that are different from or additional to those available to the indemnifying party, or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, then the indemnified party shall have the right to select a separate counsel and to assume such legal defense and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other reasonable expenses related to such participation to be reimbursed by the indemnifying party as incurred. Notwithstanding any other provision of this Agreement, the indemnifying party shall not settle any indemnified claim without the consent of the indemnified party, unless the settlement thereof imposes no liability or obligation on, includes a complete release from liability of, and does not contain any admission of wrong doing by, the indemnified party.
(d)Contribution. If the indemnification provided for in this Section 2.7 is held by a court or government agency of competent jurisdiction to be unavailable to the Company or any Selling Stockholder or is insufficient to hold them harmless in respect of any Losses, then each such indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Selling Stockholder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and each Selling Stockholder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact has been made by, or relates to, information supplied by such party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this paragraph were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the first sentence of this paragraph. The amount paid by an indemnified party as a result of the Losses referred to in the first sentence of this paragraph shall be deemed to include any legal and other expenses reasonably incurred by such indemnified party in connection with investigating or defending any Loss which is the subject of this paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who is not guilty of such fraudulent misrepresentation.
(e)Other Indemnification. The provisions of this Section 2.7 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.
Section 1.8Transfer or Assignment of Registration Rights. The rights of any Stockholder pursuant to this Agreement may be Transferred by such Stockholder only to a Permitted Transferee. The Company shall be given written notice prior to any said Transfer, stating the name and address of each such transferee and identifying the securities with respect to which such registration rights are being Transferred, and each such transferee shall assume in writing responsibility for its obligations of such Stockholder under this Agreement.
Section 1.9Aggregation of Registrable Securities. All Registrable Securities held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.
Section 1.10Company Obligations Regarding Transfers. The restrictive legend on any shares of Common Stock covered by this Agreement shall be removed if (i) such shares are sold, distributed or otherwise transferred pursuant to an effective Shelf Registration Statement under the Securities Act in accordance with the plan of distribution described therein, (ii) a Shelf Registration Statement is effective under the Securities Act and the applicable Stockholder delivers to the Company a representation and/or “will comply” letter, as applicable, in a form reasonably acceptable to the Company, certifying that, among other things, such Stockholder will only transfer such shares pursuant to such effective Shelf Registration Statement and will, upon request following any lapse of effectiveness of such Shelf Registration Statement, cooperate with the Company to have any then-applicable restrictive legends reincluded on such shares, (iii) such shares may be sold by the applicable Stockholder free of restrictions without regard to Rule 144(b) under the Securities Act (i.e., such Stockholder is not an Affiliate of the Company, and has not been an Affiliate of the Company for the previous three months, and has satisfied the one-year holding period under Rule 144) or (iv) such shares are being sold, assigned or otherwise transferred pursuant to Rule 144; provided that with respect to clause (ii), (iii) or (iv) above, the applicable Stockholder has provided all documentation, undertakings and evidence as may reasonably be required by the Company, its counsel and/or transfer agent to confirm that the legend may be removed under applicable securities laws, including a certification that such Stockholder is not an Affiliate of the Company (and a covenant to inform the Company if such Stockholder should thereafter become an Affiliate of the Company and to consent to exchange any certificates or instruments representing the Common Stock for ones bearing an appropriate restrictive legend) and regarding the length of time the Common Stock has been held by such Stockholder to the extent applicable or otherwise required (the “Legend Removal Documents”). The Company will use its commercially reasonable efforts to assist such Stockholders in the facilitation of such transfers, including the delivery of instruction letters and legal opinions to the transfer agent. The Company shall cooperate with the applicable Stockholder covered by this Agreement to effect removal of the legend on such shares pursuant to this Section 2.10 as soon as reasonably practicable following a request therefor. Any fees of the Company, the transfer agent and Company counsel associated with the issuance of any legal opinion required by the Company’s transfer agent or the removal of such legend shall be borne by the Company.
Article 3

RESTRICTIONS ON TRANSFER
Section 1.1General Transfer Restrictions. Each Stockholder covenants and agrees that, prior to the date that is 180 days after the date of this Agreement (the “Lockup Period”), except as permitted by Section 3.2, such Stockholder will not Transfer any Shares without the prior written consent of the Company. No Stockholder shall avoid any of the restrictions or obligations set forth in this Section 3.1 by undergoing an ownership change itself or Transferring any Shares to any other Person and then Transferring or permitting the Transfer of such other Person in whole or in part.
Section 1.2Certain Permitted Transfers. Notwithstanding the general Transfer restrictions set forth in Section 3.1: (i) any Stockholder may Transfer any or all of such Stockholder’s Shares to any Permitted Transferee (it being understood that any such Transfer shall be conditioned on the receipt of an undertaking by such transferee to Transfer such Shares back to such Stockholder if such transferee ceases to be a Permitted Transferee, provided, that such undertaking shall not be required in respect of a Transfer of Shares to a Permitted Transferee that is not an Affiliate of the transferring Stockholder); (ii) any Stockholder who is a natural person may Transfer any or all of such Stockholder’s Shares among such Stockholder’s Family Group (it being understood that any such Transfer shall be conditioned on the receipt of an undertaking by such transferee to Transfer such Stockholder’s Shares back to such Stockholder if such transferee ceases to be a member of such Stockholder’s Family Group, other than as a result of the death of such Stockholder); and (iii) upon the death of any Stockholder who is a natural person, such Stockholder’s Shares may be Transferred by the will or other instrument taking effect at death of such Stockholder or by applicable laws of descent and distribution to such Stockholder’s estate, executors, administrators, personal representatives, heirs, legatees or distributees.
Section 1.3Permitted Transferees Bound. No Transfer permitted under the terms of (i) the first sentence of Section 3.1 or (ii) Section 3.2(i) or (ii) shall be effective unless the transferee of such Shares, if not already bound by this Agreement, has complied with Section 2.8, if applicable, and Section 3.4.
Section 1.4Certain Transferees to Become Parties. Any transferee receiving Shares in a Transfer permitted pursuant to (i) the first sentence of Section 3.1 or (ii) Section 3.2 shall be bound by Section 3.1 hereof and, if such transferee would Beneficially Own 5.0% or more of the Company’s outstanding Common Stock following such Transfer, the other obligations applicable to a Stockholder and Standstill Stockholder hereunder; provided, however, that no Transfer by any holder of Shares to a Permitted Transferee shall relieve such holder of any of its obligations under this Agreement. Prior to the Transfer of any Shares to any transferee pursuant to Section 3.2 and as a condition thereto, each Stockholder effecting such Transfer shall (i) cause such transferee to deliver to the Company its written agreement, in form and substance reasonably satisfactory to the Company, to be bound by the applicable terms and conditions of this Agreement, if not already bound by this Agreement, and (ii) remain directly liable for the performance by such Permitted Transferee of all obligations of such transferee under this Agreement, provided that this clause (ii) shall not apply in respect of a Transfer of Shares to a Permitted Transferee that is not an Affiliate or member of the Family Group of the transferring Stockholder.

Section 1.5Impermissible Transfer. Any attempted Transfer of Shares not permitted under the terms of this Article 3 shall be null and void, and the Company shall not in any way give effect to any such impermissible Transfer.
Section 1.6Legends. Each Stockholder agrees that the certificates evidencing the Shares held by such Stockholder will bear legends substantially in the form set forth below and containing such other information as the Company may deem necessary or appropriate:
Except pursuant to the terms of the Investor Rights Agreement among the issuer, the holder of this certificate and the other parties thereto, the shares represented by this certificate may not be sold, transferred, assigned, distributed, exchanged, pledged, encumbered, appointed or otherwise disposed of, and the issuer shall not be required to give effect to any attempted sale, transfer, assignment, distribution, exchange, pledge, encumbrance, appointment or other disposition of any of those shares.
The shares represented hereby have been issued pursuant to a claim of exemption under the U.S. Securities Act of 1933 and other applicable securities laws and may not be sold or otherwise transferred without compliance with the registration provisions of the U.S. Securities Act of 1933 and any other applicable securities laws or in accordance with applicable exemptions therefrom.
Article 4

STANDSTILL
Section 1.1Acquisition of Shares.
(a)Except as provided in Section 4.1(b) and Section 4.2, each Standstill Stockholder covenants and agrees with the Company that it will not, directly or indirectly, Beneficially Own or acquire, offer or propose to acquire, or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group or otherwise, the Beneficial Ownership of, any Shares other than the Shares Beneficially Owned by such Standstill Stockholder as of the date hereof (except by way of stock splits, stock dividends, stock reclassifications or other distributions, recapitalizations or offerings made available to and, if applicable, exercised on a pro rata basis by, holders of Shares generally).
(b)Notwithstanding the foregoing, the prohibition set forth in Section 4.1(a) shall not apply to the acquisition (whether by merger, consolidation or otherwise) by any Standstill Stockholder of any entity that Beneficially Owns Shares at the time of the consummation of such acquisition; provided that in connection with any such acquisition such Standstill Stockholder (1) divests the Shares Beneficially Owned by the acquired entity at the time of the consummation of such acquisition within a reasonable period of time after the consummation of such acquisition, and (2) if any annual or special meeting of stockholders is held prior to the disposition thereof, votes such shares on each matter presented at any annual or special meeting of the stockholders or by written consent in a manner proportionate to the holders of the Shares (other than such Standstill Stockholder) voting on such matter.
Section 1.2Stockholder Communications. (i) Except as required in connection with the execution, delivery or performance of this Agreement and as otherwise required, expressly permitted or contemplated by this Agreement, the Stock Purchase Agreement or the Seller Loan

Agreement (as such term is defined in the Stock Purchase Agreement), to the extent amounts issued thereunder are outstanding, and including with respect to any Transfer permitted pursuant to Section 3.2, each Standstill Stockholder agrees not to directly or indirectly, alone or in concert with others, without express authorization of the Company:
(a)effect, initiate, propose or otherwise solicit stockholders of the Company for the approval of one or more stockholder proposals or induce or attempt to induce any other Person to effect, initiate, propose or otherwise solicit any stockholder proposal;
(b)(1) propose or seek to effect a Stockholder Change of Control of the Company by way of merger, consolidation, recapitalization, reorganization, sale, lease, exchange, pledge or other disposition of substantially all assets of the Company and its Subsidiaries or other business combination involving, or a tender or exchange offer for securities of, the Company or any of its Subsidiaries or any material portion of the business or assets of the Company or any of its Subsidiaries or any other type of transaction that would otherwise result in a Stockholder Change of Control of the Company (any such action described in this clause (1), a “Company Transaction Proposal”), (2) seek to exercise any control or influence over the management of the Company or the Board or any of the businesses, operations or policies of the Company (other than in its capacity as a lender under the Seller Loan Agreement, to the extent then applicable), or (3) present to the Company’s stockholders or any third party any proposal constituting or that can reasonably be expected to result in a Company Transaction Proposal;
(c)solicit proxies (or written consents) or assist or participate in any other way, directly or indirectly, in any solicitation of proxies (or written consents), or otherwise become a “participant” in a “solicitation”, or assist any “participant” in a “solicitation” (as such terms are defined in Rule 14a-1 of Regulation 14A and Instruction 3 of Item 4 of Schedule 14A, respectively, under the Exchange Act) in opposition to the recommendation or proposal of the Board, or recommend or request or induce or attempt to induce any other Person to take any such actions, or seek to advise, encourage or influence any other Person with respect to the voting of (or the execution of a written consent in respect of) Shares or grant a proxy with respect to the voting of (or execution of a written consent in respect of) Shares to any Person other than an officer or agent of such Standstill Stockholder or the Company;
(d)form, join in or in any other way (including by deposit of Shares) participate in a partnership, pooling agreement, syndicate, voting trust or other Group (other than a Group comprised solely of such Standstill Stockholder, its Affiliates and its Permitted Transferees) with respect to Shares, or enter into any agreement or arrangement or otherwise act in concert with any other Person, for the purpose of acquiring, holding, voting or disposing of Shares;
(e)take any action which might cause the Company to be required to make a public announcement regarding any of the types of matters set forth in (a) through (d) above;
(f)enter into any discussions or arrangements with any third party with respect to any of the foregoing; or
(g)request, or induce or encourage any other Person to request, that the Company amend or waive any of the provisions of this Article 4.
Section 1.3Voting Agreement as to Certain Matters.
(a)Each Standstill Stockholder irrevocably and unconditionally agrees that it shall at the annual meeting of the stockholders of the Company to be held in 2024 (the “2024 Annual Meeting”), except as otherwise approved in writing by the Board, (A) when such meeting is held, appear at such meeting or otherwise cause all of its Shares that are entitled to vote at such meeting (collectively, the “Voting Securities”), to be counted as present thereat for the purpose of establishing a quorum and (B) vote, or cause to be voted at such meeting, all Voting Securities Beneficially Owned by such Standstill Stockholder in accordance with the applicable recommendation of the Board on each item of business to be considered thereat that is not a matter that required the Company to file a preliminary proxy statement pursuant to Rule 14a-6(a) of the Exchange Act.
(b)Each Standstill Stockholder hereby represents, covenants and agrees that, except as contemplated by this Agreement, such Standstill Stockholder (a) has not entered into, and shall not enter into at any time prior to the 2024 Annual Meeting or any adjournment or postponement thereof, any voting agreement or voting trust with respect to any Voting Securities and (b) has not granted, and shall not grant at any time prior to the conclusion of the 2024 Annual Meeting or any adjournment or postponement thereof, a proxy or power of attorney with respect to any Voting Securities, in either case, which is inconsistent with such Standstill Stockholder’s obligations pursuant to Section 4.3(a).
Section 1.4Permitted Acquisitions. For the avoidance of doubt, nothing in this Article IV will prohibit acquisitions of any Shares by a Standstill Stockholder to the extent such acquisitions represent Permitted Transfers of the transferors in such transactions.
Article 5
RULE 144
Section 1.1Rule 144. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the resale of the Registrable Securities to the public without registration, from and after the end of the Lockup Period, the Company agrees to use its commercially reasonable efforts to:
(a)make and keep public information regarding the Company available, as those terms are understood and defined in Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act;
(b)file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
(c)so long as a Stockholder owns any Registrable Securities, furnish (i) to the extent accurate, promptly upon request, a written statement of the Company that it has complied with the reporting requirements of Rule 144 (or any successor rule or regulation to Rule 144 then in force) under the Securities Act and (ii) unless otherwise available via the Commission’s EDGAR filing system, furnish to the Stockholder promptly upon request a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as such Stockholder may reasonably request in availing itself of any rule or regulation of the Commission allowing such Stockholder to sell any such securities without registration.
Article 6

MISCELLANEOUS
Section 1.1Communications. All notices and demands provided for hereunder shall be in writing and shall be given by registered or certified mail, return receipt requested, e-mail, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)If to a Stockholder: the address under such Stockholder’s name on the signature pages hereto under the caption “Stockholders.”
with a copy (which shall not constitute notice) to:
Vinson & Elkins LLP
845 Texas Avenue, Suite 4700
Houston, Texas 77002
Attention: W. Matthew Strock; Michael P. Marek; Jackson A. O’Maley
Email: mstrock@velaw.com; mmarek@velaw.com; jomaley@velaw.com
(b)If to the Company:
Forum Energy Technologies, Inc.
10713 W. Sam Houston Pkwy N, Suite 800
Houston, Texas 77064
Attention: John Ivascu
E-mail: John.Ivascu@f-e-t.com
with a copy (which shall not constitute notice) to:
Gibson, Dunn & Crutcher LLP
811 Main Street, Suite 3000
Houston, Texas 77002
Attention: Tull R. Florey
E-mail: tflorey@gibsondunn.com
or, if to a transferee of any Stockholder, to the transferee at the address provided pursuant to Section 2.8. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by certified or registered mail, return receipt requested, or regular mail, if mailed; upon actual receipt if sent via e-mail; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.
Section 1.2No Inconsistent Agreements. The Company shall not hereafter enter into, and is not currently a party to, any agreement (except for the agreements publicly filed with the SEC via EDGAR and included as an exhibit to the Company’s most recent Annual Report on Form 10-K (collectively, the “Existing Registration Rights Agreements”)) requiring it to register shares of its Common Stock for resale or otherwise with respect to its securities that is inconsistent with the rights granted to the Stockholders by this Agreement. Without limiting the generality of the foregoing, from and after the date hereof until the date there are no longer any Registrable Securities hereunder, the Company shall not, without the prior written consent of the Stockholders of at least a majority of the Registrable Securities that are parties to this Agreement, enter into any agreement with any current or future holder of any securities of the Company that would allow such current or future holder to participate on a superior or pari passu basis (in terms of cutbacks on the advice of underwriters as contemplated by Section 2.2(b) hereof) with a Selling Stockholder.
Section 1.3Successors and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns to the extent permitted herein.
Section 1.4Recapitalization (Exchanges, etc. Affecting the Common Stock). The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, the Registrable Securities, and shall be appropriately adjusted for combinations, recapitalizations and the like occurring after the date of this Agreement.
Section 1.5Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, and all such rights and remedies at law or in equity may be cumulative. The parties shall not assert that a remedy of specific performance or other equitable relief is unenforceable, invalid, contrary to law or inequitable for any reason, and shall not assert that a remedy of monetary damages would provide an adequate remedy or that the parties otherwise have an adequate remedy at law. No party pursuing an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 6.5 will be required to provide any bond or other security in connection therewith.
Section 1.6Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same instrument and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party.
Section 1.7Governing Law. THIS AGREEMENT, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR STATUTE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE TO THIS AGREEMENT, SHALL BE GOVERNED BY, AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF DELAWARE, INCLUDING ITS STATUTES OF LIMITATIONS, WITHOUT REGARD TO ANY BORROWING STATUTE THAT WOULD RESULT IN THE APPLICATION OF THE STATUTE OF LIMITATIONS OF ANY OTHER JURISDICTION.
Section 1.8Venue; Waiver of Jury Trial. (a) Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any party or its successors or assigns against the other party shall properly and exclusively lie in the Court of Chancery of the State of Delaware (the “Court of Chancery”) or, to the extent the Court of Chancery does not have subject matter jurisdiction, the United States District Court for the District of Delaware and the appellate courts having jurisdiction of appeals in such courts (the “Delaware Federal Court”) or, to the extent neither the Court of Chancery nor the Delaware Federal Court has subject matter jurisdiction, the Superior Court of the State of Delaware (collectively, the “Chosen Courts”). No party hereto shall bring any such suit, action or proceeding in any jurisdiction, venue or other forum other than the Chosen Courts pursuant to the foregoing sentence (other than upon appeal). By execution and delivery of this Agreement, each party hereto irrevocably submits to the jurisdiction of the Chosen Courts for itself and in respect of its property with respect to such suit, action or proceeding. The parties hereto irrevocably agree that venue would be proper in each of the Chosen Courts, and hereby waive any objection that any such Chosen Court is an improper or inconvenient forum for the resolution of such suit, action or proceeding. Each party hereby irrevocably consents to the service of process by registered mail or personal service. (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING (I) ARISING UNDER THIS AGREEMENT OR (II) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED

HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY, OR OTHERWISE (INCLUDING, FOR THE AVOIDANCE OF DOUBT, ANY SEEKING EQUITABLE RELIEF).
Section 1.9Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable Law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.
Section 1.10Complete Agreement. This Agreement and the Stock Purchase Agreement constitute contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties hereto, written or oral, which may have related to the subject matter hereof in any way. In the event an ambiguity or question of intent or interpretation arises with respect to this Agreement, the terms and provisions of the execution version of this Agreement will control and prior drafts of this Agreement and the documents referenced herein will not be considered or analyzed for any purpose (including in support of parol evidence proffered by any Person in connection with this Agreement) and will be deemed not to provide any evidence as to the meaning of the provisions hereof or the intent of the parties hereto.
Section 1.11Amendment and Waiver. This Agreement may not be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing specifically designated as an amendment hereto, signed on behalf of the Company and a majority of Stockholders. No waiver of any provision hereunder or any breach or default thereof shall extend to or affect in any way any other provision or prior or subsequent breach or default.
Section 1.12No Presumption Against the Drafting Party. Each of the Company and the Stockholder acknowledges that each party to this Agreement has been represented by legal counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.
Section 1.13Interpretation. When a reference is made in this Agreement to a Section or Article such reference shall be to a Section or Article of this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for convenience or reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. The word “including” and words of similar import when used in this Agreement will mean “including, without limitation,” unless otherwise specified. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to the Agreement as a whole and not to any particular provision in this Agreement. The term “or” is not exclusive. The word “will” shall be construed to have the same meaning and effect as the word “shall.” References to days mean calendar days unless otherwise specified.
[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.
FORUM ENERGY TECHNOLOGIES, INC.
By: /s/ Neal Lux
Name: Neal Lux
Title: President and Chief Executive
     Officer

Signature Page – Investor Rights Agreement

STOCKHOLDERS:
VARIPERM ENERGY SERVICES PARTNERSHIP, BY ITS BOARD OF REPRESENTATIVES
By: /s/ Deviyani Misra-Godwin
Name: Deviyani Misra-Godwin
Title: Board Representative
Address:
Attention:
Email:
with a copy (which shall not constitute notice) to:
Vinson & Elkins LLP
845 Texas Avenue, Suite 4700
Houston, Texas 77002
Attention: W. Matthew Strock; Michael P. Marek; Jackson A. O’Maley
Email: mstrock@velaw.com; mmarek@velaw.com; jomaley@velaw.com

Signature Page – Investor Rights Agreement

SLOTTING REMAINCO LIMITED PARTNERSHIP, by its general partner, SLOTTING REMAINCO (GP) INC.
By: /s/ Kevin Nugent
Name: Kevin Nugent
Title: Director
Address:
Attention:
Email:
with a copy (which shall not constitute notice) to:
Bennett Jones LLP
4500, 855-2nd Street SW
Calgary, AB T2P 4K7
Attention: Kristos Iatridis
Email: iatridisk@bennettjones.com

Signature Page – Investor Rights Agreement

JAMIE OLSON
/s/ Jamie Olson
Address:
Attention:
Email:

Signature Page – Investor Rights Agreement

ELISE ROBERTSON
/s/ Elise Robertson
Address:
Attention:
Email:

Signature Page – Investor Rights Agreement

JAMES NURCOMBE
/s/ James Nurcombe
Address:
Attention:
Email:

Signature Page – Investor Rights Agreement